Income Taxes - Total Provision for Income Taxes (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Current taxes:
Federal	$ (29)	$ (150)	$ 64
State			2
Foreign	1,692	2,349	2,182
Current tax, net	1,663	2,199	2,248
Deferred taxes:
Federal	509	596	656
State	44	10	17
Foreign	(292)	48	571
Deferred taxes, net	261	654	1,244
Total	$ 1,924	$ 2,853	$ 3,492